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                                                                    Exhibit 99.1


      STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER REGARDING FACTS
               AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, Peter J. Pestillo, state and attest that:

         (1)      I am the principal executive officer of Visteon Corporation.

         (2) To the best of my knowledge, based upon a review of the covered reports of Visteon Corporation, and, except as corrected or supplemented in a subsequent covered report:

                  - no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

                  - no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

         (3) I have reviewed the contents of this statement with Visteon Corporation's audit committee.

         (4) In this statement under oath, each of the following is a "covered report":

                  - the Annual Report on Form 10-K for the year ended December 31, 2001 of Visteon Corporation;

                  - all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Visteon Corporation filed with the Commission subsequent to the filing of the Form 10-K identified above; and

                  -        any amendments to any of the foregoing.



/s/ Peter J. Pestillo
------------------------------    Subscribed and sworn to before me this 12th
Name:  Peter J. Pestillo          day of August 2002.
Title: Chairman and
       Chief Executive Officer
       of Visteon Corporation         /s/ Juanita Garza
                                      -------------------------------
                                      Notary Public

                                      My Commission Expires: June 9, 2005
Date:  August 12, 2002